Exhibit 99.1

                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Santa Fe Financial Corporation (the "Company") on Form 10-QSB for the quarterly period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John V. Winfield, President and Chief Executive Officer, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2003                         /s/ John V. Winfield
                                                ----------------------------
                                                John V. Winfield, President
                                                and Chief Executive Officer


____________________________________________________________________________


                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Santa Fe Financial Corporation (the "Company") on Form 10-QSB for the quarterly period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael G. Zybala, Vice President, Secretary and Treasurer, serving as the Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2003                        /s/ Michael G. Zybala
                                                ----------------------------
                                                Michael G. Zybala
                                                Vice President, Secretary
                                                and Treasurer